Exhibit 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Rhodia S.A. (the “Company”) on Form 20-F for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.                                       The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.                                     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 3, 2004	By:	/s/ Jean-Pierre Clamadieu
Name: Jean-Pierre Clamadieu
Title: Chairman and Chief Executive Officer

Date: June 4, 2004	By:	/s/ Pierre Prot
Name: Pierre Prot
Title: Senior Vice President and Chief Financial Officer